UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Seven Hills Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34383	20-4649929
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458
(Address of principal executive offices, including zip code)

(617) 332-9530
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of Beneficial Interest	SEVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Seven Hills Realty Trust.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the Company’s annual meeting of shareholders held on May 28, 2025 (the “Annual Meeting”), the Company’s shareholders approved the Second Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan (the “Equity Compensation Plan”) which amended and restated the Company’s existing Amended and Restated 2021 Equity Compensation Plan to increase by 550,000 the total number of common shares of beneficial interest available for awards and to extend the term of the plan until May 28, 2035, the tenth anniversary of the  Annual Meeting. Trustees, officers, employees of Tremont Realty Capital LLC or The RMR Group LLC, consultants, advisors and other persons or entities providing management, administrative or other services to the Company or its subsidiaries are eligible to receive awards under the Equity Compensation Plan.

A copy of the Equity Compensation Plan that was approved by the Company’s shareholders was included as Annex A to the Company’s proxy statement for the Annual Meeting, which proxy statement was filed with the Securities and Exchange Commission (the “SEC”), on March 19, 2025 (the “2025 Proxy Statement”), and is available at the SEC’s website at www.sec.gov. The terms and conditions of the Equity Compensation Plan are described in detail in the 2025 Proxy Statement. The foregoing description of the Equity Compensation Plan is qualified in its entirety by the terms of the Equity Compensation Plan. A copy of the Equity Compensation Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07.        Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the election of two Independent Trustees in Class III of the Company’s Board of Trustees each for a three year term of office continuing until the Company’s 2028 annual meeting of shareholders and until her or his respective successor is duly elected and qualifies. The following persons were elected as Independent Trustees and received the following votes:

Nominee	Votes For	Withhold	Broker Non-Votes
Barbara D. Gilmore	5,542,548	2,100,885	4,237,830
Joseph L. Morea	7,019,087	624,346	4,237,830

As described above in Item 5.02, the Company’s shareholders also voted on the approval of the Equity Compensation Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
6,795,186	736,373	111,874	4,237,830

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2025 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
11,223,004	499,614	158,645	N/A

The results reported above are final voting results.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

10.1	Second Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan (Filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN HILLS REALTY TRUST

By:	/s/ Matthew C. Brown
Name:	Matthew C. Brown
Title:	Chief Financial Officer and Treasurer

Date:  May 29, 2025